MASSMUTUAL FUNDS
MassMutual Total Return Bond Fund
Supplement dated December 26, 2024 to the
Prospectus dated February 1, 2024 and the
Summary Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information supplements the information for Stephen M. Kane found under the heading Portfolio Managers(s) in the section titled Management (on page 11 of the Prospectus):
Mr. Kane is expected to retire from MetWest on December 31, 2024.
The following information supplements the information for Stephen M. Kane found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 135 of the Prospectus:
Mr. Kane is expected to retire from MetWest on December 31, 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-24-15
TRB-24-01

MASSMUTUAL SELECT FUNDS
MassMutual Total Return Bond Fund
Supplement dated December 26, 2024 to the
Statement of Additional Information dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information supplements the information for Stephen M. Kane found on page B-325 in the section titled Appendix C — Additional Portfolio Manager Information:
Mr. Kane is expected to retire from Metropolitan West Asset Management, LLC on December 31, 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-24-11